SECURITIES AND EXCHANGE COMMISSION

                 Washington, D.C. 20549


                        Form 8-K


                     CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)
                     July 25, 1996


    RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
              (Exact name of the registrant
               as specified in its charter)


                    33-92096
Delaware             33-80419             41-1808858

(State or other     (Commission       (I.R.S. Employee
jurisdiction of       File No.)     Identification No.)
Incorporation)


8400 Normandale Lake Boulevard                 55437
Minneapolis, Minnesota
(Address of Principal                        (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000

- -------------------------------------------------------


Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the July 1996 distribution to holders of the following series of Conduit Mortgage
Pass-Through Certificates.


Master Serviced by Residential Funding Corporation

1996-HS1




Item 7.  Financial Statements and Exhibits
(a)  Not applicable
(b)  Not applicable
(c)  See Item 5.




                       SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE
SECURITIES II, INC.

   By:  /s/Davee Olson
 Name: Davee Olson
Title: Chief Financial Officer
       and Treasurer
Dated: July 25, 1996